EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Supplement to the Prospectus and to the use of our reports: (1) dated March 13, 2007, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, (2) dated March 13, 2007, with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company, and (3) dated March 15, 2007, with respect to the financial statements of the subaccounts of Peoples Benefit Life Insurance Company Separate Account V – Personal Manager Variable Annuity (now known as Separate Account VA CC), which are available for investment by the contract owners of the Personal Manager Variable Annuity included in Amendment No. 39 to the Registration Statement (Form N-4 No. 811-06564) under the Securities Act of 1940 and related Supplement to the Prospectus and Supplement to the Statement of Additional Information of the Personal Manager Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

September 24, 2007